                                                                    EXHIBIT 99.2
   ABFC 2005-AQ1

                                       [BANC OF AMERICA SECURITIES LOGO OMITTED]



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                                   % of pool              average LTV              LTV above 80%        LTV above 90%
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A  FICO below 600                             5.74%                    74.18                   29.61                 0.28
   FICO below 580                             3.96%                    73.74                   25.34                 0.00
   FICO below 560                             2.03%                    73.55                   21.67                 0.00
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                                   % full doc            % owner occ               ave wac                % below 100k
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A  FICO below 600                            77.41                97.70                    9.101                       38.00
   FICO below 580                            76.87                97.58                    9.239                       38.15
   FICO below 560                            76.62                97.61                    9.547                       45.45
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                                  % above 500k           % IO      ave DTI       DTI > 45%

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A  FICO below 600                            0.00         0.00         38.82           37.81
   FICO below 580                            0.00         0.00         39.15           38.94
   FICO below 560                            0.00         0.00         39.61           43.28
---------------------------------------------------------------------------------------------



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                                   % of pool              average LTV                FICO <600            FICO < 575

B  LTV above 85%                             27.41%                    89.67                    3.14                 1.45
   LTV above 90%                              2.06%                    94.46                    0.77                 0.00
   LTV above 95%                              0.00%                     0.00                    0.00                 0.00
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                                   % full doc            % owner occ               ave wac                % below 100k

B  LTV above 85%                             89.67                98.34                    7.213                        9.33
   LTV above 90%                            100.00               100.00                    7.518                        7.84
   LTV above 95%                              0.00                 0.00                    0.000                        0.00
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                                  % above 500k           % IO      ave DTI       DTI > 45%      LTV above 80%      LTV above 90%

B  LTV above 85%                             1.76         0.00         39.09           33.65               100.00               7.51
   LTV above 90%                             0.00         0.00         39.90           31.86               100.00             100.00
   LTV above 95%                             0.00         0.00          0.00            0.00                 0.00               0.00
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


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                                   % of pool              average LTV                FICO <600            FICO < 575

C  DTI > 40%                                 48.43%                 76.80                    6.11                 4.03
   DTI > 45%                                 29.76%                 77.21                    7.30                 4.93
   DTI > 50%                                  2.10%                 78.45                   11.21                11.21
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                                   % full doc            % owner occ               ave wac                % below 100k

C  DTI > 40%                              86.55                97.53                    6.948                        9.94
   DTI > 45%                              87.06                97.78                    6.964                        9.56
   DTI > 50%                              98.14                95.12                    6.914                        7.74
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                                  % above 500k           % IO      ave DTI       DTI > 45%      LTV above 80%      LTV above 90%

C  DTI > 40%                              4.39         0.00         46.39           61.45                42.49               2.21
   DTI > 45%                              4.34         0.00         48.43          100.00                44.43               2.20
   DTI > 50%                             23.90         0.00         52.62          100.00                32.19               0.00
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


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D                                  % of pool              average LTV                FICO <600            FICO < 575

   Non Owner Occ                              1.82%                    78.08                    4.88                 4.36
   Reduced Docs                               8.71%                    76.36                   11.93                 7.55
   Loans below 100k                          11.95%                    71.14                   18.26                11.16
   IO Loans                                    0.00                     0.00                    0.00                 0.00
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D                                  % full doc            % owner occ               ave wac                % below 100k

   Non Owner Occ                             70.92                 0.00                    7.629                       15.35
   Reduced Docs                               0.00                93.37                    7.325                       14.11
   Loans below 100k                          85.19                96.93                    8.001                      100.00
   IO Loans                                   0.00                 0.00                    0.000                        0.00
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D                                 % above 500k           % IO      ave DTI       DTI > 45%      LTV > 80%        LTV > 90%

   Non Owner Occ                            10.90         0.00         35.06           19.96                36.52               0.00
   Reduced Docs                              4.75         0.00         37.44           30.80                43.32               0.00
   Loans below 100k                          0.00         0.00         36.13           23.80                30.95               1.35
   IO Loans                                  0.00         0.00          0.00            0.00                 0.00               0.00
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

   ABFC 2005-AQ1

                                       [BANC OF AMERICA SECURITIES LOGO OMITTED]



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H  What are top 10 cities and average strats for each
   ---------------------------------------------------------------------------------------------------------------------------------
   TOP 10 CITIES OF OVERALL POOL        LOANS        BALANCE ($)      BALANCE        RATE (%)       REMAING TERM      LTV    SCORE
   OVERALL POOL                                                                                      (MONTHS)

   --------------------------------------------------------------------------------------------------------------------------------
   MIAMI                                   82        12,464,392.82         1.51          7.015           338         73.22      668
   --------------------------------------------------------------------------------------------------------------------------------
   LAS VEGAS                               48         9,982,798.68         1.21          6.681           343         71.54      678
   --------------------------------------------------------------------------------------------------------------------------------
   LOS ANGELES                             39         9,648,083.37         1.17          6.582           341         69.72      686
   --------------------------------------------------------------------------------------------------------------------------------
   INDIANAPOLIS                            44         7,156,292.63         0.87          7.005           336         78.90      675
   --------------------------------------------------------------------------------------------------------------------------------
   BAKERSFIELD                             37         6,328,718.16         0.77          6.727           342         76.13      688
   --------------------------------------------------------------------------------------------------------------------------------
   BROOKLYN                                20         6,053,157.65         0.73          7.060           350         73.27      662
   --------------------------------------------------------------------------------------------------------------------------------
   FORT LAUDERDALE                         30         4,493,882.91         0.55          7.302           334         74.67      672
   --------------------------------------------------------------------------------------------------------------------------------
   SAN DIEGO                               15         4,286,132.33         0.52          6.499           356         70.99      701
   --------------------------------------------------------------------------------------------------------------------------------
   SEATTLE                                 20         3,937,281.53         0.48          6.898           313         66.49      689
   --------------------------------------------------------------------------------------------------------------------------------
   ORLANDO                                 31         3,919,417.94         0.48          7.308           346         79.20      664
   --------------------------------------------------------------------------------------------------------------------------------
   Other                                 4483       755,572,970.00        91.71          6.913           335         76.08      683
   --------------------------------------------------------------------------------------------------------------------------------
   Total:                                4849       823,843,128.02       100.00          6.910           335         75.85      683
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



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I  What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?           No
   ---------------------------------------------------------------------------------------------------------------------------------
   LTV > 90     LOANS       BALANCE ($)    % OF BALANCE    RATE (%)    % REDUCED    % IO LOANS   % NON-OWNER  % FICO LESS THAN
                                                                           DOCTYPE                    OCCUPIED         600

   ---------------------------------------------------------------------------------------------------------------------------------
   LTV > 90       99     16,965,451.43        2.06%         7.518         0.00%       0.00             0.00         0.77
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

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J  What is max LTv fo stated income and minimum FICO for stated income?
   Max LTV for Stated Documentation:                                     90.00
   Min Fico for Stated Documentation:                                      520
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K  What is min FICO for loans above 90% LTV
   Min Fico for ltv greater than 90:                                       594

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L  Seasoning hisotry - any over 3m?                   Yes, 154 Loans

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